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                                                                   EXHIBIT 10.10


                        FIRST AMENDMENT AND SUPPLEMENT TO
                           FIRST AMENDED AND RESTATED
                              EMPLOYMENT AGREEMENT


         This First Amendment and Supplement ("Amendment") to the Amended and Restated Employment Agreement ("Employment Agreement") between ICO, Inc., a Texas corporation (the "Company"), and JON C. BIRO (the "Executive") is dated this 24th day of July, 2002.

         1. Subparagraph (a) of Paragraph 3 of the Employment Agreement (entitled "Position and Duties") is hereby amended, effective as of April 30, 2002, to read as follows:

              "During the Employment Period, Executive shall be engaged as the Chief Financial Officer and Treasurer of the Company. In such position, Executive shall have such duties and authority as are reasonably accorded and expected of a Chief Financial Officer and Treasurer, consistent with the bylaws of the Company, and shall have such other duties and authority as shall be reasonably determined from time to time by the Board."


         2. As of May 14, 2001, the Executive's Base Salary (as defined in Subparagraph 4(a) of the Employment Agreement) is Two Hundred and Thirty Thousand Dollars ($230,000.00).


         3. For the purposes of Subparagraph 12(b) of the Employment Agreement, all notices and communications give to the Company shall be addressed as follows:

                                ICO, Inc.
                                5333 Westheimer, Suite 600
                                Houston, Texas 77056

         4. All terms and conditions in the Employment Agreement that are not amended or supplemented by this Amendment continue to be in full force and effect.


AGREED AND ACCEPTED:

ICO, INC.

By:   /s/ C.N. O'SULLIVAN                      /s/ JON C. BIRO
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Printed Name:  C.N. O'Sullivan                 JON C. BIRO
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Title:  Pres & Chairman
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